Filed pursuant to Rule 497(a)

Registration No. 333-230351

Rule 482ad

Ares Capital Corporation
$650,000,000
4.200% Notes due 2024

PRICING TERM SHEET
June 5, 2019

The following sets forth the final terms of the 4.200% Notes due 2024 and should only be read together with the preliminary prospectus supplement dated June 5, 2019, together with the accompanying prospectus dated May 29, 2019, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus.  In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus.  Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus.  All references to dollar amounts are references to U.S. dollars.

Issuer	Ares Capital Corporation

Security	4.200% Notes due 2024

Ratings*	Baa3/BBB-/BBB (Positive/Stable/Stable)
(Moody’s/S&P/Fitch)

Aggregate Principal Amount Offered	$650,000,000

Maturity	June 10, 2024, unless earlier repurchased or redeemed

Trade Date	June 5, 2019

Price to Public (Issue Price)	99.808%

Coupon (Interest Rate)	4.200%

Yield to Maturity	4.243%

Spread to Benchmark Treasury	+237.5 basis points

Benchmark Treasury	2.000% due May 31, 2024

Benchmark Treasury Price and Yield	100-20 / 1.868%

Interest Payment Dates	June 10 and December 10, commencing December 10, 2019

Make-Whole Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•                  100% of the principal amount of the notes to be redeemed, or

•                  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 40 basis points; provided, however, that if Ares Capital redeems any Notes on or after May 10, 2024 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control	Holders have the right to require Ares Capital to repurchase the notes at 100% of their principal amount plus accrued and unpaid interest, if any, in the event of a change of control repurchase event.

Settlement Date	June 10, 2019 (T+3)

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP	04010L AX1

ISIN	US04010LAX10

Joint Book-Running Managers

BofA Securities, Inc.
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
BMO Capital Markets, LLC
Mizuho Securities USA LLC
MUFG Securities Americas Inc.
SMBC Nikko Securities America, Inc.
SunTrust Robinson Humphrey, Inc.

Joint Lead Managers	Barclays Capital Inc. BNP Paribas Securities Corp. Goldman Sachs & Co. LLC HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC Natixis Securities Americas LLC RBC Capital Markets, LLC Regions Securities LLC SG Americas Securities, LLC

Co-Managers

Capital One Securities, Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
ICBC Standard Bank Plc
Santander Investment Securities Inc.
U.S. Bancorp Investments, Inc.
BNY Mellon Capital Markets, LLC
CIBC World Markets Corp.
Comerica Securities, Inc.
Credit Suisse Securities (USA) LLC
JMP Securities LLC
Keefe, Bruyette & Woods, Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Ares Capital Corporation expects that delivery of the Notes will be made to investors on or about June 10, 2019, which will be the third business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes on the date hereof will be required by virtue of the fact that the Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date hereof should consult their advisors.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Ares Capital and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed.  The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  Copies of the Preliminary Prospectus may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@baml.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; or Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.